UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2010
SANTARUS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)
3721 Valley Centre Drive, Suite 400, San Diego, California 92130
(Address of Principal Executive Offices) (Zip Code)
(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On September 8, 2010 at 2:00 p.m. Pacific time, Santarus, Inc. (“Santarus”) hosted a conference call discussing a distribution and license agreement entered into among Santarus, VeroScience, LLC and S2 Therapeutics, Inc. granting Santarus exclusive rights to manufacture and commercialize the prescription product Cycloset® (bromocriptine mesylate) tablets in the U.S. The transcript of the conference call is furnished as Exhibit 99.1 to this report.
     A telephonic replay will be available for approximately 48 hours following the conclusion of the call by dialing 800-642-1687 or 706-645-9291, and entering reservation code 99122575. The call will be archived and accessible at www.santarus.com for approximately 14 days.
     The foregoing information in Item 7.01 of this Current Report on Form 8-K, together with the transcript of the conference call attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Item 7.01 of this Current Report on Form 8-K.
     By filing this Current Report on Form 8-K and furnishing this information, Santarus makes no admission as to the materiality of Item 7.01 in this report or the transcript of the conference call attached hereto as Exhibit 99.1. The information contained in the transcript of the conference call is summary information that is intended to be considered in the context of Santarus’ filings with the SEC and other public announcements that Santarus makes, by press release or otherwise, from time to time. Santarus undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	Transcript of Conference Call dated September 8, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.
Date: September 8, 2010	By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Conference Call dated September 8, 2010